Exhibit 10.25

2008 Incentive Compensation Program

Amir Bassan-Eskenazi, President and Chief Executive Officer

Base Salary (annual):	$325,000
Bonus Potential at 100% funding
First Half:	97,500
Second Half:	97,500
Annual:	130,000

Total:	$325,000

2008 Officer Bonus Goal	First Half % Actual Achievement	Second Half % Actual Achievement	Annual Actual Achievement
1) Achieve revenues goal	40%	31.6%
2) Achieve earnings goal	25%	46.6%
3) Achieve bookings goal	NA	13.7%
4) Achieve product release schedule goal	5%	5.2%
5) Achieve specified product plan goal	5%	5%
6) Achieve specified new product sales goal	5%	5%
7) Achieve specified customer satisfaction goal	11%	10%
8) Achieve employee satisfaction and retention goal	0%	10.4%

Total	91%	100%*	95.5%

*	Total achievement is capped at 100%.

2008 Incentive Compensation Program

Maurice Castonguay, Senior Vice President and Chief Financial Officer

Base Salary (annual):	$280,000
Bonus Potential at 100% funding
First Half:	21,000
Second Half:	42,000
Annual:	56,000

Total:	$119,000

2008 Officer Bonus Goal	First Half % Actual Achievement	Second Half % Actual Achievement	Annual Actual Achievement
1) Achieve earnings goal	22%	23.2%
2) Achieve departmental budgeting goal	NA	5%
3) Achieve cash and investments goal	3.5%	7%
4) Achieve expense hedging goal	7%	7%
5) Achieve investor relations, financial analyst relations, and operating results goals	21%	13.8%
6) Achieve financial controls goal	25%	20%
7) Achieve corporate governance goal	5%	5%
8) Achieve internal communication goal	4%	10%
9) Achieve employee satisfaction and retention goal	0%	19.5%

Total	87.5%	100%*	93.8%

*	Total achievement is capped at 100%.

2008 Incentive Compensation Program

David Heard, Chief Operating Officer

Base Salary (annual):	$325,000
Bonus Potential at 100% funding
First Half:	68,250
Second Half:	68,250
Annual:	91,000

Total:	$227,500

2008 Officer Bonus Goal	First Half % Actual Achievement	Second Half % Actual Achievement	Annual Actual Achievement
1) Achieve specified bookings goal	6%	9%
2) Achieve specified margins goal	7%	5.5%
3) Achieve specified revenues goal	NA	5.3%
4) Achieve specified earnings goal	NA	11.6%
5) Achieve cost reduction and operating cost of goods goal	7%	NA
6) Achieve product footprint goal	4%	0%
7) Achieve SDV market share goal	7%	4.9%
8) Achieve product delivery goals	6%	8.6%
9) Achieve product support goal	5%	6.9%
10) Achieve development process goal	5%	5.3%
11) Maintain low product returns	5%	4%
12) Maintain TL9000 certification	4%	3.6%
13) Achieve product release schedule goal	5%	5%
14) Achieve specified product plan goal	4%	5%
15) Achieve new product sales goal	10%	5%
16) Achieve customer satisfaction goal	11%	5%
17) Achieve customer response time goal	5%	4.9%
18) Achieve business operations goal	NA	3%
19) Achieve employee satisfaction and retention goal	0%	10.3%

Total	91%	100%*	95.5%

*	Total achievement is capped at 100%.

2008 Incentive Compensation Program

Ran Oz, Executive Vice President and Chief Technology Officer

Base Salary (annual):	$225,000
Bonus Potential at 100% funding
First Half:	33,750
Second Half:	33,750
Annual:	45,000

Total:	$112,500

2008 Officer Bonus Goal	First Half % Actual Achievement	Second Half % Actual Achievement	Annual Actual Achievement
1) Achieve specified product demonstration and trials goals	18%	23%
2) Achieve specified SDV development goal	18%	22%
3) Achieve specified product demonstration and development goal	13%	12%
4) Achieve QAM development strategy goal	11%	6%
5) Achieve specified on-demand product strategy goal	8%	4.75%
6) Achieve customer relations and positioning goal	5%	12%
7) Achieve specified innovation-related sales goal	NA	9%
8) Achieve employee satisfaction and retention goal	0%	7.75%

Total	73%	96.5%	84.8%